EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with Amendment No. 2 on Form 10-K/A to the Annual Report of Central Jersey Bancorp (the "Company") on Form 10-K for the year ended December 31, 2006 (the "Report"), I, James S. Vaccaro, President and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. ss.78m or 78o(d), and,

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: July 10, 2007                        /s/ James S. Vaccaro
                                           -------------------------------------
                                           James S. Vaccaro
                                           President and Chief Executive Officer